EXHIBIT  32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of New York Health Care, Inc. (the "Company") on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Jacob Rosenberg, Chief Financial Officer of the Company during the period covered by this Form 10-K and until February 24, 2005, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.


Date:  April  14,  2005          By:  /s/  Jacob  Rosenberg
                                      --------------------------
                                      Jacob Rosenberg
                                      Chief Financial Officer
                                      (Principal Financial Officer) during the
                                      period covered by this Form 10-K and until
                                      February 24, 2005.